             BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
                SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                   SERIES 1997-2, INVESTOR NUMBER 19972002

MONTHLY SERVICING SUMMARY                                                                           PERIOD ENDING:       11/30/97
----------------------------------------------------------------------------------------------------------------------------------



                                                                                     Pass Through
                                                                                         Rate           Balance         Pool Factor
                                                                                    ---------------    ----------------------------
                                                               BOP Scheduled Pool                  $499,999,893.00     100.0000000%
Determination Date:                        12/05/97            EOP Scheduled Pool                   497,997,054.29      99.5994322%
Remittance Date:                           12/10/97         Class A-1 Certificate        5.8250%     27,497,161.29      93.2107162%
                                                            Class A-2 Certificate        6.1300%     49,000,000.00     100.0000000%
                                                            Class A-3 Certificate        6.2300%     45,000,000.00     100.0000000%
                                                            Class A-4 Certificate        6.3100%     50,000,000.00     100.0000000%
                                                            Class A-5 Certificate        6.3900%     33,000,000.00     100.0000000%
Prior Period WAC                             10.54%         Class A-6 Certificate        6.4700%     32,000,000.00     100.0000000%
Current Period WAC                           10.53%         Class A-7 Certificate        6.6900%     51,000,000.00     100.0000000%
                                                            Class A-8 Certificate        6.7900%     52,000,000.00     100.0000000%
Senior Percentage                           100.00%         Class A-9 Certificate        7.0900%     68,500,000.00     100.0000000%
Class M Percentage                            0.00%        Class A-1O Certificate        0.1500%
Class B Percentage                            0.00%           Class M Certificate        6.9000%     41,250,000.00     100.0000000%
                                                            Class B-1 Certificate        7.0700%     32,500,000.00     100.0000000%
                                                            Class B-2 Certificate        8.4000%     16,249,893.00     100.0000000%


I.     RECAP OF POOL:                                Loan
                                                     Count          CLASS A-1         CLASS A-2         CLASS A-3         CLASS A-4
                                                    --------  ----------------    --------------    -------------------------------
       Beginning Certificate Balance                 16,024    $29,500,000.00    $49,000,000.00    $45,000,000.00     50,000,000.00
       Scheduled Principal Reduction                              (648,877.54)             0.00             0.00              0.00
       Partial Principal Prepayments                               (99,432.43)             0.00              0.00              0.00
       Principal Prepayments In Full                   (40)     (1,211,598.64)             0.00              0.00              0.00
       Contract Liquidations                            (2)        (42,930.10)             0.00              0.00              0.00
       Contract Repurchases                               0              0.00              0.00              0.00              0.00
       Previously Undistributed Shortfalls                               0.00              0.00              0.00              0.00
                                                    --------   --------------    --------------    --------------    --------------
       Remaining Certificate Balance                 15,982    $27,497,161.29    $49,000,000.00    $45,000,000.00    $50,000,000.00
                                                    =======    ==============    ==============    ==============    ==============

                                                                   CLASS A-5         CLASS A-6         CLASS A-7        CLASS A-8
                                                               ---------------   --------------    ---------------   --------------
       Beginning Certificate Balance                           $33,000,000.00    $32,000,000.00    $51,000,000.00    $52,000,000.00
       Scheduled Principal Reduction                                     0.00              0.00              0.00              0.00
       Partial Principal Prepayments                                     0.00              0.00              0.00              0.00
       Principal Prepayments In Full                                     0.00              0.00              0.00              0.00
       Contract Liquidations                                             0.00              0.00              0.00              0.00
       Contract Repurchases                                              0.00              0.00              0.00              0.00
       Previously Undistributed Shortfalls                               0.00              0.00              0.00              0.00
                                                             ----------------    --------------   ---------------    --------------
       Remaining Certificate Balance                           $33,000,000.00    $32,000,000.00    $51,000,000.00    $52,000,000.00
                                                             ================    ==============    ==============    ==============

                                                                 CLASS A-9            CLASS M           CLASS B-1         CLASS B-2
                                                               --------------   --------------    ---------------    --------------
       Beginning Certificate Balance                           $68,500,000.00   $41,250,000.00     $32,500,000.00    $16,249,893.00
       Scheduled Principal Reduction                                     0.00             0.00               0.00              0.00
       Partial Principal Prepayments                                     0.00             0.00               0.00              0.00
       Principal Prepayments In Full                                     0.00             0.00               0.00              0.00
       Contract Liquidations                                             0.00             0.00               0.00              0.00
       Contract Repurchases                                              0.00             0.00               0.00              0.00
       Previously Undistributed Shortfalls                               0.00             0.00               0.00              0.00
                                                               --------------   --------------    ---------------    --------------
       Remaining Certificate Balance                           $68,500,000.00   $41,250,000.00     $32,500,000.00    $16,249,893.00
                                                               ==============   ==============    ===============    ==============



II.    DISTRIBUTIONS:
                                                            CLASS A-1            CLASS A-2           CLASS A-3          CLASS A-4
                                                 ------------------------ -----------------  ------------------- -----------------
       Principal Distribution Amount                        $2,002,838.71             $0.00                $0.00             $0.00
       Interest Distribution Amount                             95,465.28        250,308.33           233,625.00        262,916.67
       Unpaid Interest Shortfall                                     0.00              0.00                 0.00              0.00
                                                 ------------------------ -----------------  ------------------- -----------------
       Total Distribution                                   $2,098,303.99       $250,308.33          $233,625.00       $262,916.67
                                                 ======================== =================  =================== =================

                                                             CLASS A-5            CLASS A-6           CLASS A-7          CLASS A-8
                                                 ------------------------ -----------------  ------------------- -----------------
       Principal Distribution Amount                                $0.00             $0.00                $0.00             $0.00
       Interest Distribution Amount                            175,725.00        172,533.33           284,325.00        294,233.33
       Unpaid Interest Shortfall                                     0.00              0.00                 0.00              0.00
                                                 ------------------------ -----------------  ------------------- -----------------
       Total Distribution                                     $175,725.00       $172,533.33          $284,325.00       $294,233.33
                                                 ======================== =================  =================== =================

                                                           CLASS A-9            CLASS A-1O           CLASS M
                                                 ------------------------ -----------------  -------------------
       Principal Distribution Amount                                $0.00                                  $0.00
       Interest Distribution Amount                            404,720.83         62,499.99           237,187.50
       Unpaid Interest Shortfall                                     0.00                                   0.00
                                                 ------------------------ -----------------  -------------------
       Total Distribution                                     $404,720.83        $62,499.99          $237,187.50
                                                 ======================== =================  ===================

                                                             CLASS B-1            CLASS B-2
                                                 ------------------------ -----------------
       Principal Distribution Amount                                $0.00             $0.00
       Interest Distribution Amount                            191,479.17        113,749.25
       Unpaid Interest Shortfall                                     0.00              0.00
                                                 ------------------------ -----------------
       Total Distribution                                     $191,479.17       $113,749.25
                                                 ======================== =================


III.   SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                            Total P&I ...                          $5,040,543.27
                                                       Gross Interest ...                         (4,391,665.73)
                                                                                               -----------------
                                                      Scheduled Principal                             648,877.54
                                                                                               =================

IV.    SERVICING FEE:                                                                                $416,666.58
                                                                                               =================

V.     DELINQUENCY INFORMATION:
                                                          Days Delinquent              Number     Actual Balance
                                                     --------------------     ---------------   ----------------
                                                              31 - 59                    159       $4,571,327.83
                                                              60 - 89                     10          365,313.92
                                                            90 or more                     1           23,617.22
                                                     --------------------     --------------    ----------------
                                                       Total Delinquent                  170       $4,960,258.97
                                                                              ===============   ================



VI.    REPOSSESSION INFORMATION:                                                       Number      Actual Balance
                                                                              ---------------    ----------------
                                                      BOP Repossessions                    0                $0.00
                                                Plus Repossessions this                    9           290,322.23
                                                                  Month
                                                      Less Liquidations                   (2)        ($43,972.48)
                                                                              ---------------    ----------------
                                                      EOP Repossessions                    7          $246,349.75
                                                                              ===============    ================


VII.   REPURCHASES:                                                                             Number     Actual Balance
                                                                                      -----------------  ------------------
                                                               Contracts Repurchased                 0                $0.00
                                                                         or Replaced
                                                                  Eligible Substitute                0                $0.00
                                                                            Contracts
                                                                  Difference Paid by                 0                $0.00
                                                                            Servicer
                                                                                      -----------------  ------------------
                                                                   Total Repurchases                 0                $0.00
                                                                                      =================  ==================

VIII.  RESERVE ACCOUNT ACTIVITY
                                                             Reserve Fund Beginning Balance                           $0.00
                                                             Reserve Fund Draw Amount                                 $0.00
                                                             Reserve Fund Deposit Amount                              $0.00

IX.    MONTHLY ADVANCE
                                                              Monthly Advance Amount                                  $0.00
                                                                           Outstanding Amount Advanced                $0.00


X.     DELINQUENCY RATIOS
                                                                      Average 30-Day Delinquency Ratio                0.31%
                                                                      Average 60-Day Delinquency Ratio                0.03%
                                                                        Cumulative Realized Loss Ratio                0.00%
                                                                Current Realized Loss                                 0.00%
                                                                                Ratio


XI.    RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                                    $123,096.61
                                                                                                         ==================


XII.   LIQUIDATION LOSSES:
                                                                         Previous Period Aggregate Net                $0.00
                                                                                   Liquidation Losses:
                                                              Current Period Aggregate Net Liquidation           $12,515.04
                                                                                               Losses:
                                                                    Current Period Liquidation Losses:           $12,515.04


XIII.  MISC.
                                                              Class M Principal Distribution Test Met?                   NO
                                                                 Class B-1 Principal Distribution Test                   NO
                                                                                                  Met?
                                                                   Clause X Amount                            16,249,893.00
                                                                   Clause Y Amount                             9,999,998.00
                                                                   Clause Amount equal to or less than                   NO
                                                                                       Clause Y Amount?
